FIRST AMENDMENT TO AGREEMENT OF SALE

THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this “First Amendment”) is entered into as of January 18, 2008 (the “Effective Date”), by and among TST OVERLAND PARK, L.P., a Kansas limited partnership, TST EL PASO PROPERTIES, LTD., a Texas limited partnership, TST JACKSONVILLE II, LLC, a Delaware limited liability company, TST TAMPA BAY, LTD., a Florida limited partnership, TST LARGO ASC, LTD., a Florida limited partnership, TST BRANDON, LTD., a Florida limited partnership (“TST Brandon”), and TST LAKELAND, LTD., a Florida limited partnership (each a "Seller,” and collectively “Sellers”), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”), with reference to the following Recitals:

R E C I T A L S

A. Sellers and Buyer previously entered into that certain Agreement of Sale dated December 19, 2007 (the “Purchase Agreement”), wherein each Seller agreed to sell to Buyer, and Buyer agreed to purchase from each Seller, each Seller’s Respective Property (as defined in the Purchase Agreement) on the terms and conditions set forth in the Purchase Agreement.

B. Sellers and Buyer desire by this First Amendment to amend, modify and supplement the Purchase Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As of the Effective Date, all references to “the Agreement” or “this Agreement” in the Purchase Agreement and in this First Amendment shall mean and refer to the Purchase Agreement as amended by this First Amendment unless the context clearly indicates otherwise.

2. Purchase Price. Notwithstanding anything to the contrary contained in the Purchase Agreement, as of the Effective Date, the Purchase Price is amended to mean and refer to an amount equal to Sixty Three Million Nine Hundred Fifty and No/100 Dollars ($63,950,000.00).

3. Real Property Descriptions. As of the Effective Date, the description of the Premises owned by TST Brandon set forth on Exhibit “A” (Real Property Descriptions) is hereby deleted and replaced with the following:

That property commonly known as Brandon Medical Plaza located on the campus of Brandon Regional Hospital in Brandon, and more particularly described on Annex A-6 attached hereto. The property consists of a 28,513 rentable square foot building, and the adjoining approximate 13,440 rentable square foot building.

4. Purchase Price Allocation. As of the Effective Date, the purchase price allocation set forth on Exhibit “C” (Purchase Price Allocation) is hereby deleted and replaced with the following:

Seller	Purchase Price Allocation

TST OVERLAND PARK, LTD.	$13,550,000.00

TST ELPASO PROPERTIES, LTD.	$12,000,000.00

TST JACKSONVILLE II, LLC	$15,000,000.00

TST TAMPA BAY, LTD.	$6,175,000.00

TST LARGO ASC, LTD.	$4,775,000.00

TST BRANDON, LTD.	$8,325,000.00

TST LAKELAND, LTD.	$4,125,000.00

TOTALS PRICE:	$63,950,000.00

5. Effect of this First Amendment. Except as amended and/or modified by this First Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement are and shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Purchase Agreement, the provisions of this First Amendment shall control. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Purchase Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

6. Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the Effective Date.

SELLER:

TST OVERLAND PARK, LTD.,
a Kansas limited partnership

By:	TST OVERLAND PARK MANAGEMENT, L.L.C.,
a Kansas limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST EL PASO PROPERTIES, LTD.,
a Texas limited partnership

By:	TST EL PASO MANAGEMENT, LLC,
a Texas limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST JACKSONVILLE II, LLC,
a Delaware limited liability company

By: /s/ Rance M. Sanders
Rance M. Sanders

Its Manager

TST TAMPA BAY, LTD.,
a Florida limited partnership

By:	TST TAMPA BAY MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST LARGO ASC, LTD.,
a Florida limited partnership

By:	TST LARGO ASC MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST BRANDON, LTD.,
a Florida limited partnership

By:	TST BRANDON MANAGEMENT, L.L.C.,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST LAKELAND, LTD.,
a Florida limited partnership

By:	TST LAKELAND MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

BUYER:

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company

By: Name: Title:	/s/ Jeff Hanson Jeff Hanson Chief Investment Officer